Exhibit 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED CONTINUING

AGREEMENT FOR LETTERS OF CREDIT

This Third Amendment to the Amended and Restated Continuing Agreement for Letters of Credit dated as of April 11, 2014 (this “Amendment”), is entered into among CAMERON INTERNATIONAL CORPORATION, a Delaware corporation (“Cameron”), certain subsidiaries of Cameron, (collectively, the “Subsidiary Applicants”), and CITIBANK, N.A., as letter of credit issuer (the “Letter of Credit Issuer”).

RECITALS

WHEREAS, Cameron is party to that certain Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 as amended and restated as of June 28, 2013 (the “LC Agreement”) among Cameron, the Subsidiary Applicants, and Citibank, N.A., as letter of credit issuer;

WHEREAS, Cameron and the Letter of Credit Issuer desire to make certain amendments to the LC Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree as follows:

Section 1.                                           Certain Defined Terms.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the LC Agreement, as amended hereby, has the meaning assigned to such term in the LC Agreement, as amended hereby.

Section 2.                                           Amendments to LC Agreement.

(a)                                 Section 1.01 of the LC Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Third Amendment” means the Third Amendment to Amended and Restated Continuing Agreement for Letters of Credit dated as of April 11, 2014 among Cameron, certain subsidiaries of Cameron, as Subsidiary Applicants and Citibank, N.A., as letter of credit issuer.

“Third Amendment Effective Date” means the effective date of Third Amendment.

(b)                                 Section 1.01 of the LC Agreement is hereby amended by replacing the defined term “Commitment” with the following:

“Commitment” means the Letter of Credit Issuer’s obligation to issue Letters of Credit pursuant to Section 2.01, in the amount set forth on the Letter of Credit Issuer’s signature page to the Third Amendment, or in the amount set forth in the assignment pursuant to which the Letter of Credit Issuer assumed its Commitment, as expressly provided pursuant to this Agreement; provided that the aggregate Commitment shall not exceed $40,000,000 at any time.

(c)                                  Section 1.01 of the LC Agreement is hereby amended by replacing the defined term “Existing Letters of Credit” with the following:

“Existing Letters of Credit” means, collectively, all letters of credit identified on Schedule 1.01(a) hereto and outstanding on the Third Amendment Effective Date.

(d)                                 Section 1.01 of the LC Agreement is hereby amended by replacing the defined term “Exiting Letters of Credit” with the following:

“Exiting Letters of Credit” means, collectively, all letters of credit identified on Schedule 1.01(b) hereto and outstanding on the Third Amendment Effective Date.

(e)                                  Section 2.01(a) of the LC Agreement is hereby amended by replacing in its entirety the last sentence in such Section with the following:

On the Third Amendment Effective Date, all Exiting Letters of Credit shall automatically, without any action on the part of any Person, no longer be a Letter of Credit issued and outstanding under this Agreement and shall be deemed to have been transferred to and issued under the Credit Agreement dated as of April 11, 2014 among Cameron, the lenders named therein, and Citibank, N.A., as administrative agent in accordance with the terms thereof.  All accrued but unpaid fees and expenses attributable to the Exiting Letters of Credit under the LC Agreement shall be due and payable on the Third Amendment Effective Date. For the avoidance of doubt, all accrued but unpaid fees and expenses attributable to the Existing Letters of Credit under this Agreement shall remain outstanding under this Agreement and shall be due and payable on the dates and times specified herein.

(f)                                   The LC Agreement is further amended by replacing in its entirety the existing Schedule 1.01(a) — Existing Letters of Credit with Schedule 1.01(a) attached hereto.

(g)                                  The LC Agreement is further amended by replacing in its entirety the existing Schedule 1.01(b) — Exiting Letters of Credit with Schedule 1.01(b) attached hereto.

Section 3.                                           Representations and Warranties.  Each of the Credit Parties represents and warrants to the Letter of Credit Issuer as follows:

(a)                                 Authorization and Validity.  Each of the Credit Parties has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations thereunder.  The execution and delivery by each Credit Party of this Amendment and the performance of its obligations thereunder have been duly authorized by proper corporate or similar proceedings, and this Amendment and the LC Agreement, as amended hereby, constitute legal, valid and binding obligations of such Credit Party enforceable against each such Credit Party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(b)                                 Additional Representations and Warranties.  (i) The representations and warranties of each Credit Party contained in the LC Agreement are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default exists under the LC Agreement or would be caused by this Amendment.

Section 4.                                           Effectiveness.  This Amendment shall become effective, and the LC Agreement shall be amended as provided for herein, upon the satisfaction of the following condition: (i) the Letter of Credit Issuer (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of Cameron and each Subsidiary Applicant and the Letter of Credit Issuer; (ii) the effectiveness of the Credit Agreement dated as of April 11, 2014 among Cameron, the lenders named therein, and Citibank, N.A., as administrative agent and (iii) payment in full in cash of all accrued fees and expenses attributable to the Exiting Letters of Credit.

Section 5.                                           Effect on Credit Documents.  Except as amended hereby, the LC Agreement remains in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Letter of Credit Issuer’s rights under the LC Agreement, as amended.  Each Credit Party acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the LC Agreement.  This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Credit Documents.

Section 6.                                           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law rules (other than Section 5-1401 of the New York General Obligations Law).

Section 7.                                           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 8.                                    Miscellaneous.  The miscellaneous provisions set forth in Article VIII of the LC Agreement apply to this Amendment and are incorporated herein by reference.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAMERON INTERNATIONAL CORPORATION

By:	/s/ H. Keith Jennings
H. Keith Jennings
Vice President and Treasurer

Signature Page- Third Amendment (LC Agreement)

LETTER OF CREDIT ISSUER:

CITIBANK, N.A., as Letter of Credit Issuer

By:	/s/ Ivan Davey
Ivan Davey
Vice President

Commitment: $40,000,000

Signature Page- Third Amendment (LC Agreement)

SCHEDULE 1.01(A)

Existing Letters of Credit

LC NO.	APPLICANT	ISSUE DATE	EXPIRY DATE	CURRENCY	ISSUED CURRENCY	USD	TYPE
63668708	Cameron International Corporation	7/17/13	12/31/14	USD	4,500,000.00	4,500,000.00	PERF
63668830	Cameron International Corporation	7/31/13	7/22/14	EUR	2,442,502.48	3,425,853.98	PERF
63669442	Cameron International Corporation	10/22/13	7/3/14	EUR	1,659,748.60	2,327,963.39	PERF
63669443	Cameron International Corporation	10/22/13	9/19/14	USD	1,485,266.52	1,485,266.52	PERF
63669451	Cameron International Corporation	10/24/13	12/11/14	USD	17,376,592.00	17,376,592.00	PERF
63669452	Cameron International Corporation	10/24/13	6/5/14	USD	2,666,693.60	2,666,693.60	PERF
						31,782,369.49

SCHEDULE 1.01(B)

Existing Letters of Credit

LC NO.	APPLICANT	ISSUE DATE	EXPIRY DATE	CURRENCY	ISSUED CURRENCY	USD	TYPE
63656172	Cameron International Corporation	12/1/10	11/30/14	USD	594,940.00	594,940.00	PERF
63656583	Cameron International Corporation	1/11/11	12/31/15	USD	11,323.00	11,323.00	PERF
63657162	Cameron International Corporation	3/15/11	2/1/16	AUD	21,005,290.34	19,726,068.16	PERF
63658612	Cameron International Corporation	9/14/11	6/16/14	USD	893,284.50	893,284.50	PERF
63658861	Cameron System Srl	10/17/11	11/30/15	EUR	227,737.50	319,424.62	PERF
63659109	Cameron International Corporation	11/4/11	11/30/14	USD	53,878.00	53,878.00	PERF
63659499	Cameron International Corporation	12/21/11	11/1/15	USD	125,565.50	125,565.50	PERF
63659501	Cameron International Corporation	12/23/11	6/15/15	USD	390,066.60	390,066.60	PERF
63659591	Cameron International Corporation	12/29/11	12/31/15	USD	149,500.00	149,500.00	PERF
63659613	Cameron International Corporation	1/9/12	1/15/15	USD	175,040.00	175,040.00	PERF
63659950	Cameron International Corporation	2/14/12	8/31/14	USD	58,900.00	58,900.00	PERF
63660111	Cameron International Corporation	3/1/12	6/30/14	USD	323,190.00	323,190.00	PERF
63660164	Cameron International Corporation	3/9/12	1/31/16	USD	1,078,002.80	1,078,002.80	PERF
63660165	Cameron International Corporation	3/8/12	11/4/14	USD	51,890.00	51,890.00	PERF
63660251	Cameron International Corporation	3/21/12	6/30/14	USD	185,936.00	185,936.00	PERF
63664867	Cameron International Corporation	5/4/12	8/31/14	USD	102,000.00	102,000.00	PERF
63664955	Cameron International Corporation	5/11/12	4/25/14	USD	268,600.00	268,600.00	PERF
63665120	Cameron International Corporation	5/30/12	8/16/14	EUR	128,500.00	180,234.10	PERF
63665176	Cameron International Corporation	6/6/12	5/30/15	USD	88,046.40	88,046.40	PERF
63665205	Cameron International Corporation	6/8/12	6/30/16	EUR	64,209.24	90,059.88	PERF
63665270	Cameron Italy Holding SRL	6/14/12	8/31/15	EUR	55,524.14	77,878.16	PERF
63665272	Cameron Italy Holding SRL	6/14/12	10/6/15	EUR	194,377.56	272,633.97	PERF
63665273	Cameron Italy Holding SRL	6/14/12	5/31/16	EUR	1,429,379.95	2,004,848.32	PERF
63665364	Cameron International Corporation	6/25/12	6/30/15	USD	303,849.42	303,849.42	PERF
63665389	Cameron International Corporation	6/27/12	12/31/14	USD	272,160.00	272,160.00	PERF
63665413	Cameron International Corporation	6/28/12	6/30/15	USD	18,301.00	18,301.00	PERF
63665433	Cameron International Corporation	6/29/12	6/30/14	USD	275,300.00	275,300.00	PERF
63665611	Cameron International Corporation	7/19/12	5/30/16	GBP	27,176.00	46,025.27	PERF
63665626	Cameron International Corporation	7/19/12	7/31/15	USD	61,116.40	61,116.40	PERF
63665630	Cameron International Corporation	7/19/12	6/30/14	EUR	55,786.53	78,246.19	PERF
63665685	Cameron International Corporation	7/26/12	7/15/14	USD	45,339.70	45,339.70	PERF

LC NO.	APPLICANT	ISSUE DATE	EXPIRY DATE	CURRENCY	ISSUED CURRENCY	USD	TYPE
63665703	Cameron International Corporation	7/30/12	8/31/15	USD	18,700.00	18,700.00	PERF
63665910	Cameron International Corporation	8/28/12	11/30/16	USD	176,896.80	176,896.80	PERF
63665920	Cameron International Corporation	8/27/12	9/30/14	USD	8,500.00	8,500.00	PERF
63665929	Cameron International Corporation	8/28/12	3/31/15	USD	8,688,296.00	8,688,296.00	PERF
63665941	Cameron International Corporation	9/4/12	3/31/16	USD	4,344,148.00	4,344,148.00	PERF
63665942	Cameron International Corporation	8/31/12	12/31/15	USD	5,020,000.00	5,020,000.00	PERF
63665946	Cameron International Corporation	8/30/12	2/18/15	USD	330,928.10	330,928.10	PERF
63665959	Cameron International Corporation	8/30/12	9/15/14	USD	324,900.00	324,900.00	PERF
63665960	Cameron International Corporation	9/4/12	3/31/16	USD	399,750.00	399,750.00	PERF
63666049	Cameron International Corporation	9/12/12	7/17/14	USD	57,000.00	57,000.00	PERF
63666129	Cameron International Corporation	9/20/12	3/30/15	USD	158,500.00	158,500.00	PERF
63666303	Cameron International Corporation	10/11/12	11/30/15	USD	243,009.00	243,009.00	PERF
63666441	Cameron International Corporation	10/29/12	1/31/16	EUR	284,500.00	399,039.70	PERF
63666713	Cameron International Corporation	11/29/12	8/1/14	USD	221,797.00	221,797.00	PERF
63666838	Cameron International Corporation	12/10/12	5/30/16	USD	359,490.00	359,490.00	PERF
63666839	Cameron International Corporation	12/10/12	5/30/16	USD	359,490.00	359,490.00	PERF
63666867	Cameron International Corporation	12/12/12	10/7/16	USD	106,405.32	106,405.32	PERF
63666874	Cameron International Corporation	12/17/12	9/10/16	USD	633,604.10	633,604.10	PERF
63667119	Cameron International Corporation	1/9/13	5/31/16	USD	650,000.00	650,000.00	PERF
63667153	Cameron International Corporation	1/14/13	7/31/15	USD	1,966,527.41	1,966,527.41	PERF
63667228	Cameron International Corporation	1/24/13	12/31/14	USD	3,000,000.00	3,000,000.00	PERF
63667700	Cameron International Corporation	3/25/13	7/22/14	EUR	1,628,334.99	2,283,902.66	PERF
63667701	Cameron International Corporation	3/26/13	8/19/16	EUR	726,860.39	1,019,494.38	PERF
63667703	Cameron International Corporation	3/26/13	11/14/16	USD	45,492.95	45,492.95	PERF
63667704	Cameron International Corporation	3/26/13	6/21/16	EUR	230,862.15	323,807.25	PERF
63667725	Cameron International Corporation	4/1/13	8/1/16	EUR	25,474.20	35,730.11	PERF
63667731	Cameron International Corporation	3/28/13	11/15/15	PLN	111,000.00	37,839.90	PERF
63667732	Cameron International Corporation	3/28/13	7/22/14	EUR	1,628,334.99	2,283,902.66	PERF
63667909	Cameron International Corporation	4/17/13	6/30/15	USD	289,682.78	289,682.78	PERF
63667918	Cameron International Corporation	4/17/13	9/30/15	USD	356,742.63	356,742.63	PERF
63667964	Cameron System Srl	4/24/13	11/3/15	EUR	190,000.00	266,494.00	PERF
63667966	Cameron System Srl	4/22/13	4/30/15	EUR	409,200.00	573,943.92	PERF
63667972	Cameron International Corporation	4/26/13	11/1/14	USD	26,644.40	26.644.40	PERF
63668005	Cameron International Corporation	5/6/13	11/14/16	USD	42,399.50	42,399.50	PERF

LC NO.	APPLICANT	ISSUE DATE	EXPIRY DATE	CURRENCY	ISSUED CURRENCY	USD	TYPE
63668035	Cameron International Corporation	4/30/13	10/15/15	USD	356,742.63	356,742.63	PERF
63668056	Cameron System Srl	5/2/13	10/31/15	EUR	313,800.00	440,135.88	PERF
63668088	Cameron International Corporation	5/8/13	5/16/14	USD	3,236,953.40	3,236,953.40	PERF
63668101	Cameron International Corporation	5/8/13	7/12/16	EUR	658,439.02	923,526.57	PERF
63668237	Cameron International Corporation	5/23/13	6/30/15	USD	289,682.78	289,682.78	PERF
63668272	Cameron International Corporation	5/29/13	8/28/16	EUR	20,042.48	28,111.58	PERF
63668458	Cameron International Corporation	6/14/13	3/31/15	USD	148,750.00	148,750.00	PERF
63668597	Cameron International Corporation	7/2/13	6/30/14	USD	77,000.00	77,000.00	PERF
63668631	Cameron International Corporation	7/8/13	6/5/14	USD	1,333,346.80	1,333,346.80	PERF
63668634	Cameron International Corporation	7/9/13	7/31/15	USD	315,000.00	315,000.00	PERF
63668641	Cameron International Corporation	7/10/13	8/31/14	EUR	18,805.00	26,375.89	PERF
63668659	Cameron International Corporation	7/12/13	6/16/14	USD	256,683.00	256,683.00	PERF
63668660	Cameron International Corporation	7/12/13	6/16/14	USD	513,366.00	513,366.00	PERF
63668676	Cameron International Corporation	7/15/13	5/16/14	USD	5,868,975.60	5,868,975.60	PERF
63668709	Cameron International Corporation	7/17/13	4/15/14	USD	111,236.00	111,236.00	PERF
63668737	Cameron International Corporation	7/25/13	7/22/16	USD	1,051.55	1,051.55	PERF
63668738	Cameron International Corporation	7/22/13	2/28/15	USD	281,700.00	281,700.00	PERF
63668739	Cameron International Corporation	7/26/13	7/26/16	USD	4,626.10	4,626.10	PERF
63668751	Cameron International Corporation	8/1/13	6/30/14	USD	63,500.00	63,500.00	PERF
63668765	Cameron International Corporation	7/25/13	5/17/14	EUR	631,706.00	886,030.84	PERF
63668780	Cameron International Corporation	7/29/13	7/31/16	USD	42,267.95	42,267.95	PERF
63668804	Cameron International Corporation	7/30/13	5/4/14	USD	63,361.51	63,361.51	PERF
63668943	Cameron International Corporation	8/14/13	4/10/15	USD	62,692.80	62,692.80	PERF
63669095	Cameron Singapore Pte Ltd	9/6/13	1/31/15	USD	52,048.00	52,048.00	PERF
63669421	Cameron International Corporation	10/24/13	2/5/16	RUB	12,860,594.80	406,417.94	PERF
63669774	Cameron International Corporation	12/2/13	5/30/14	USD	80,000.00	80,000.00	PERF
63669854	Cameron International Corporation	12/13/13	1/31/15	EUR	2,366,368.00	3,319,067.76	PERF
63669999	Cameron International Corporation	12/31/13	5/13/14	USD	346,284.35	346,284.35	FIN
63670207	Cameron International Corporation	1/27/14	10/15/15	USD	333,336.70	333,336.70	PERF
63670208	Cameron International Corporation	1/27/14	1/15/16	USD	690,663.27	690,663.27	PERF
63670209	Cameron International Corporation	1/27/14	7/31/15	USD	618,106.95	618,106.95	PERF
63670330	Cameron International Corporation	2/18/14	5/30/14	USD	108,035.00	108,035.00	PERF
63670331	Cameron International Corporation	2/18/14	5/30/14	USD	54,018.00	54,018.00	PERF
69600139	Cameron International Corporation	2/27/14	7/30/19	GBP	135,468.30	229,429.11	PERF

LC NO.	APPLICANT	ISSUE DATE	EXPIRY DATE	CURRENCY	ISSUED CURRENCY	USD	TYPE
69600434	Cameron International Corporation	3/31/14	10/31/14	USD	239,000.00	239,000.00	PERF
69600495	Cameron System Srl	4/7/14	2/28/16	USD	411,000.00	411,000.00	PERF
69600513	Cameron International Corporation	4/8/14	1/31/15	USD	6,762,000.00	6,762,000.00	PERF
						92,355,230.52